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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2001

                                EARTHCARE COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                         000-24685                      58-235973
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)              (IRS EMPLOYER
      OR INCORPORATION)                                             IDENTIFICATION NUMBER)

                               14901 QUORUM DRIVE
                                    SUITE 200
                               DALLAS, TEXAS 75254
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (972) 858-6025
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

               On November 15, 2001, EarthCare Company issued a press release announcing its operating results for the quarter and the nine months ended September 30, 2001. A copy of the press release is attached as exhibit 99.1 to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       EARTHCARE COMPANY


Date: November 15, 2001                By:   /s/  William W. Solomon, Jr.
                                          --------------------------------------
                                       William W. Solomon, Jr.
                                       Vice President, Chief Financial Officer
                                         and Principal Accounting Officer


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

         99.1     Press release dated November 15, 2001


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  99.1         Press release dated November 15, 2001